EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Iowa Telecommunications Services, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2009 (the “Report”), I, Craig A. Knock, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, created by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2010	/s/ CRAIG A. KNOCK
Craig A. Knock Vice President, Chief Financial Officer and Treasurer Principal Financial and Accounting Officer Iowa Telecommunications Services, Inc.